FRANK FUNDS

LEIGH BALDWIN TOTAL RETURN FUND

Ticker: LEBOX

112 Albany Street

Cazenovia, New York 13035

Telephone: (315) 655-2964 Toll Free: (800) 659-8044

Website: http://www.leighbaldwin.com

PROSPECTUS

DECEMBER 14, 2010

Advised by:  Leigh Baldwin & Co., LLC

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SECURITIES OFFERED IN THIS PROSPECTUS AND HAS NOT PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS PROVIDES IMPORTANT INFORMATION ABOUT THE FUND THAT YOU SHOULD KNOW BEFORE INVESTING.  PLEASE READ IT CAREFULLY AND KEEP IT FOR FUTURE REFERENCE.

TABLE OF CONTENTS

LEIGH BALDWIN TOTAL RETURN FUND SUMMARY

2

Investment Objective

2

Fees and Expenses

2

Portfolio Turnover

2

Principal Investment Strategies

3

Principal Investment Risks

3

Performance

5

Investment Adviser

6

Portfolio Manager

6

Purchase and Sale of Fund Shares

6

Tax Information

6

Payments to Broker-Dealers and Other Financial Intermediaries

6

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RELATED RISKS

7

Investment Objective

7

Principal Investment Strategies

7

Temporary Defensive Positions

8

Principal Investment Risks

8

Portfolio Holdings Disclosure

9

Management of the Fund

9

PURCHASING FUND SHARES

10

Determination of Net Asset Value

10

Purchasing Fund Shares

11

Opening An Account

11

REDEEMING FUND SHARES

12

Redemption Requirements

12

Redemption Price

13

Redemption Fee/Market Timing

13

Redemption Payment

13

DIVIDENDS, DISTRIBUTIONS AND TAXES

14

Dividends and Distributions

14

Taxes

14

Distribution and Service Fees

14

FINANCIAL HIGHLIGHTS

16

PRIVACY POLICY

17

FOR MORE INFORMATION

18

LEIGH BALDWIN TOTAL RETURN FUND SUMMARY

Investment Objective.  The Fund’s investment objective is to provide total return.

Fees and Expenses.  This table describes fees and expenses that you may pay if you buy and hold Fund shares.

Shareholder Fees (fees paid directly from your investment)
Maximum Deferred Sales Charge (Load) (as a percentage of redemption proceeds)	1.00%
Redemption Fee (as a percentage of amount redeemed on shares held less than 5 business days)	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.45%
Distribution and/or Service (12b-1) Fees	1.00%
Other Expenses	4.49%
Acquired Fund Fees and Expenses[1]	0.11%
Total Annual Fund Operating Expenses	6.05%
Fee Defferal and/or Expense Reimbursement[2]	(4.19%)
Total Annual Fund Operating Expenses After Fee Defferal and/or Expense Reimbursement	1.86%

1 Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.  The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

2 The Adviser has contractually agreed to defer its fees and to reimburse expenses, exclusive of any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, underlying fund fees, 12b-1 fees and expenses or extraordinary expenses such as litigation, at least until October 31, 2019, so that the Fund’s total annual operating expenses will not exceed 1.75%, subject to possible recoupment from the Fund in future years on a rolling 3-year basis (within the 3 years after the fees have been deferred or reimbursed) if such recoupment can be achieved within the foregoing expense limits.  The agreement can be terminated at any time by the Trust’s Board of Trustees.

Example:  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$189	$585	$1,006	$2,725

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 417.96% of the average value of its portfolio.

Principal Investment Strategies.

The Fund seeks to achieve its investment objective by purchasing equity securities (including common stock, shares of other investment companies, and exchange traded funds) and selling covered calls to generate income to the Fund.  The Fund may also purchase put options in conjunction with the covered calls to limit the risk of ownership of the underlying equity securities.  The Fund may also hold cash and cash equivalents as a means of reducing the Fund’s volatility.

The Fund will invest in the stocks of primarily U.S. domestic companies of any market capitalization selected based on fundamental research performed by the Fund’s investment adviser, Leigh Baldwin & Co., LLC (“Leigh Baldwin” or, as the Fund’s investment adviser, the “Adviser”).  However, the Fund may also invest in sponsored and unsponsored American Depositary Receipts (“ADRs”) that represent an indirect investment in foreign companies.  In selecting the stocks for the Fund, the Adviser will focus on companies with long track records of positive earnings and dividend growth.  Key factors of a company’s growth prospects considered by the Adviser include strong company management and leadership, positive historic growth of company earnings and revenues, the company’s leadership position relative to its industry peers, and the estimated sustainability of the company’s current and future business plans. Stock investments will also be evaluated on their ability to generate consistent cash flow, via dividends and option income, without extreme price fluctuations. The Adviser will sell stocks for the Fund when the Adviser has determined that there has been a significant change, good or bad, regarding the factors described above.  The Adviser will also sell stocks used to cover a call option sold by the Fund when the option is exercised by the holder of the option.

The Fund may also maintain a position in cash or cash equivalents so that the Adviser has sufficient resources to make investments consistent with the Fund’s investment objective as opportunities arise without having to sell other holdings.

The Fund is a non-diversified fund, which means that the Fund may take a larger position in a small number of companies than a diversified fund.

Principal Investment Risks

As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The risks associated with an investment in the Fund can increase during times of significant market volatility, and there can be no assurance that the Fund will achieve its investment objective. The principal risks of investing in the Fund are:

Market Risk:  Overall stock market risks may also affect the value of the Fund.  Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets. The value of the Fund will fluctuate and you could lose money by investing in the Fund.

Management Risk:  The Adviser of the Fund has limited experience managing a mutual fund.  This inexperience may result in poor security selection causing the Fund to underperform other funds with similar investment strategies, and you may lose money.

Portfolio Turnover Risk:  The Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.  To the extent the Fund has high portfolio turnover, it will generally incur additional costs due to greater brokerage commission expenses (and dealer spreads built into the cost of the securities) than those incurred by a Fund with a lower portfolio turnover rate.  The higher portfolio turnover rate may result in the realization for federal income tax purposes of additional net capital gains, which also may result in substantial ordinary income to shareholders.  These factors may negatively affect the Fund’s performance.

Non-Diversification Risk:  As a non-diversified fund, the Fund may be more susceptible to a single negative economic, political, or regulatory occurrence, and may be subject to substantially more market risk and volatility than a diversified fund.

Put and Call Option Risk:  The seller (writer) of a call option which is covered (e.g., the writer holds the underlying security) assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option.  The buyer of a call option assumes the risk of losing its entire premium invested in the call option. The seller (writer) of a put option which is covered (e.g., the writer has a short position in the underlying security) assumes the risk of an increase in the market price of the underlying security above the sales price (in establishing the short position) of the underlying security plus the premium received, and gives up the opportunity for gain on the underlying security below the exercise price of the option. The buyer of a put option assumes the risk of losing his entire premium invested in the put option.

Investment Company Securities Risk:  When the Fund invests in another investment company (including mutual funds, registered closed-end investment companies, exchange traded funds and money market funds), it will indirectly bear its proportionate share of any fees and expenses payable directly by the other investment company.  Therefore, the Fund will incur higher expenses, many of which may be duplicative. In addition, the Fund may be affected by losses of the underlying funds and the level of risk arising from the investment practices of the underlying funds (such as the use of leverage by the funds).  The Fund has no control over the risks taken by the underlying funds in which it invests.

Foreign Securities Risk:  Foreign securities are considered only if they are trading in domestic markets such as through ADRs, or are directly listed in a domestic market such as the New York Stock Exchange or NASDAQ. An ADR is a receipt for the shares of a foreign-based corporation, held in the vault of a U.S. bank and entitling the shareholder to all dividends and capital gains. A sponsored ADR is issued by a company whose stock will underlie the ADR. The corporation provides financial information to the bank and may subsidize the administration of the ADRs. An unsponsored ADR is issued by a broker/dealer or a depositary bank without the involvement of the company whose stock underlies the ADR. Purchases of foreign equity securities entail certain risks.  For example, there may be less information publicly available about a foreign company than about a U.S. company, and foreign companies are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S.  Other risks associated with investments in foreign securities include changes in restrictions on foreign currency transactions and rates of exchanges, changes in the administrations or economic and monetary policies of foreign governments, the imposition of exchange control regulations, the possibility of expropriation decrees and other adverse foreign governmental action, the imposition of foreign taxes, less liquid markets, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, delays in settlement of securities transactions and greater price volatility.  Unsponsored ADRs may carry more risk than sponsored ADRs because of the absence of financial information provided by the underlying company.  In addition, investing in foreign securities will generally result in higher commissions than investing in similar domestic securities.

Small-Cap and Mid-Cap Risk: Because the Fund may invest in smaller and mid-capitalization companies, the Fund will be subject to additional risks.  The earnings and prospects of such companies are more volatile than larger companies, and they may experience higher failure rates than larger companies.  The trading volume of securities of smaller companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies. Smaller and mid-capitalization may also have limited markets, product lines, or financial resources and may lack management experience.

Performance

The bar chart and performance table below show the variability of the returns of the Fund, which provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for a 1-year period and for the life of the Fund compare with the S&P 500 Index, a broad measure of market performance.  The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Adviser’s website at www.leighbaldwin.com.

TOTAL RETURNS

(for the years ended December 31)

The Fund’s year-to-date return through September 30, 2010 was -2.24%.

Best Quarter:	3rd quarter 2009	3.56%
Worst Quarter:	4th quarter 2008	-8.09%

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Average Annual Total Returns for the period ended December 31, 2009:

	1 year	Life of Fund[1]
Return Before Taxes	5.61%	(3.33%)
Return After Taxes on Distributions[2]	3.54%	(4.84%)
Return After Taxes on Distributions and Sale of Fund Shares[2]	3.62%	(3.32%)
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	26.46%	(6.29%)

1  The Fund commenced investment operations on August 1, 2008.

2  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser.  Leigh Baldwin & Co., LLC is the Fund’s investment adviser.

Portfolio Manager.  Mr. Leigh Baldwin is the Fund’s portfolio manager and has been primarily responsible for the day-to-day management of the Fund since its inception in 2008.

Purchase and Sale of Fund Shares.  The minimum initial investment in the Fund for all account types is $1,000.  The minimum subsequent investment for any class of shares is $100.  You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open.  Redemption requests may be made by telephone or mail and will be paid by check or wire transfer.

Tax Information.  Dividends and capital gain distributions you receive from the Fund are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred account such as an IRA or 401(k).

Payments to Broker-Dealers and Other Financial Intermediaries.   If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES
AND RELATED RISKS

Investment Objective

The Fund’s investment objective is to provide total return.  The Fund’s investment objective may be changed by the Fund’s Board of Trustees upon prior written notice to shareholders.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by purchasing equity securities (including common stock, shares of other investment companies, and exchange traded funds) and selling covered calls to generate income to the Fund.  The Fund may also utilize put options in conjunction with the covered calls to limit the risk of ownership of the underlying equity securities.  The Fund may also hold cash and cash equivalents as a means of reducing the Fund’s volatility.

The Fund will invest in the stocks of primarily U.S. domestic companies of any market capitalization selected based on fundamental research performed by the Fund’s investment adviser, Leigh Baldwin & Co., LLC (“Leigh Baldwin” or, as the Fund’s investment adviser, the “Adviser”).  However, the Fund may also invest in sponsored and unsponsored American Depositary Receipts (“ADRs”) that represent an indirect investment in foreign companies.  In selecting the stocks for the Fund, the Adviser will focus on companies with long track records of positive earnings and dividend growth.  Key factors of a company’s growth prospects considered by the Adviser include strong company management and leadership, positive historic growth of company earnings and revenues, the company’s leadership position relative to its industry peers, and the estimated sustainability of the company’s current and future business plans. Stock investments will also be evaluated on their ability to generate consistent cash flow, via dividends and option income, without extreme price fluctuations. The Adviser will sell stocks for the Fund when the Adviser has determined that there has been a significant change, good or bad, regarding the factors described above.  The Adviser will also sell stocks used to cover a call option sold by the Fund when the option is exercised by the holder of the option.

When the Fund sells a covered call option, it receives a premium but it also agrees to sell a security at agreed upon price if the option is exercised.  The option is “covered” if the Fund owns the security subject to the call, or, for certain types of calls, the call option may be covered by segregating liquid assets on the Fund’s books that would enable the Fund to satisfy its obligations if the call is exercised.   The covered calls may be written on individual equity securities held by the Fund or on selected securities indices.  As more of the Fund’s assets are allocated to covered call options, the Fund’s ability to benefit from capital appreciation of the equity securities tied to the covered calls becomes more limited.  However, the Fund may also benefit from the premiums received from the writing of the covered calls in cases when the value of the underlying equity security declines. In addition, the Fund may buy put options on the securities held by the Fund.  A put option on a security gives the Fund the right, during the option period, to sell the security to the buyer at the exercise price.  The Adviser believes it will be able to accurately determine the worst-case scenario in terms of market loss for a majority of the stock positions held in the Fund.

The Fund may also maintain a position in cash or cash equivalents so that the Adviser has sufficient resources to make investments consistent with the Fund’s investment objective as opportunities arise without having to sell other holdings.

The Fund is a non-diversified fund, which means that the Fund may take a larger position in a small number of companies than a diversified fund.

Temporary Defensive Positions

In certain circumstances, such as to maintain liquidity, to meet unusually large redemptions, when the Adviser believes that market conditions are unfavorable for profitable investing, or when the Adviser is otherwise unable to locate attractive investment opportunities,  the Fund may take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies  For example, the Fund may hold all or a portion of its assets in cash, money market instruments or money market funds.  If the Fund invests in shares of a money market fund or other investment company, the shareholders of that Fund will be subject to duplicative management fees.  As a result of engaging in these temporary measures, the Fund may not achieve its investment objective, and the Fund may pay higher commissions as a result of increased portfolio turnover.

Principal Investment Risks

Market Risk:  Overall stock market risks may also affect the value of the Fund.  Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets. The value of the Fund will fluctuate and you could lose money by investing in the Fund.

Management Risk:  The Adviser of the Fund has limited experience managing a mutual fund.  This inexperience may result in poor security selection causing the Fund to underperform other funds with similar investment strategies, and you may lose money.

Portfolio Turnover Risk:  The Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.  To the extent the Fund has high portfolio turnover, it will generally incur additional costs due to greater brokerage commission expenses (and dealer spreads built into the cost of the securities) than those incurred by a Fund with a lower portfolio turnover rate.  The higher portfolio turnover rate may result in the realization for federal income tax purposes of additional net capital gains, which also may result in substantial ordinary income to shareholders.  These factors may negatively affect the Fund’s performance.

Non-Diversification Risk:  As a non-diversified fund, the Fund may be more susceptible to a single negative economic, political, or regulatory occurrence, and may be subject to substantially more market risk and volatility than a diversified fund.  The Fund’s share price could fall if the Fund is heavily invested in a particular security and the price of that security falls.

Put and Call Option Risk:  The seller (writer) of a call option which is covered (e.g., the writer holds the underlying security) assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option.  The buyer of a call option assumes the risk of losing its entire premium invested in the call option. The seller (writer) of a put option which is covered (e.g., the writer has a short position in the underlying security) assumes the risk of an increase in the market price of the underlying security above the sales price (in establishing the short position) of the underlying security plus the premium received, and gives up the opportunity for gain on the underlying security below the exercise price of the option. The buyer of a put option assumes the risk of losing his entire premium invested in the put option.

Investment Company Securities Risk:  When the Fund invests in another investment company (including mutual funds, registered closed-end investment companies, exchange traded funds and money market funds), it will indirectly bear its proportionate share of any fees and expenses payable directly by the other investment company.  Therefore, the Fund will incur higher expenses, many of which may be duplicative. In addition, the Fund may be affected by losses of the underlying funds and the level of risk arising from the investment practices of the underlying funds (such as the use of leverage by the funds).  The Fund has no control over the risks taken by the underlying funds in which it invests.  The other investment companies in which the Fund invests may not be able to replicate exactly the performance of the indices they track, due to transactions costs and other expenses of the funds. The shares of closed-end funds frequently trade at a discount to their net asset value.  There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease, and it is possible that the discount may increase.

Foreign Securities Risk:  Foreign securities are considered only if they are trading in domestic markets such as through ADRs, or are directly listed in a domestic market such as the New York Stock Exchange or NASDAQ. An ADR is a receipt for the shares of a foreign-based corporation, held in the vault of a U.S. bank and entitling the shareholder to all dividends and capital gains. A sponsored ADR is issued by a company whose stock will underlie the ADR. The corporation provides financial information to the bank and may subsidize the administration of the ADRs. An unsponsored ADR is issued by a broker/dealer or a depositary bank without the involvement of the company whose stock underlies the ADR. Purchases of foreign equity securities entail certain risks.  For example, there may be less information publicly available about a foreign company than about a U.S. company, and foreign companies are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S.  Other risks associated with investments in foreign securities include changes in restrictions on foreign currency transactions and rates of exchanges, changes in the administrations or economic and monetary policies of foreign governments, the imposition of exchange control regulations, the possibility of expropriation decrees and other adverse foreign governmental action, the imposition of foreign taxes, less liquid markets, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, delays in settlement of securities transactions and greater price volatility.  Unsponsored ADRs may carry more risk than sponsored ADRs because of the absence of financial information provided by the underlying company.  In addition, investing in foreign securities will generally result in higher commissions than investing in similar domestic securities.

Small-Cap and Mid-Cap Risk: Because the Fund may invest in smaller and mid-capitalization companies, the Fund will be subject to additional risks.  The earnings and prospects of such companies are more volatile than larger companies, and they may experience higher failure rates than larger companies.  The trading volume of securities of smaller companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies. Smaller and mid-capitalization may also have limited markets, product lines, or financial resources and may lack management experience.

Portfolio Holdings Disclosure

A description of the Fund's policies regarding the release of portfolio holdings information is available in the Fund's Statement of Additional Information.  Shareholders may request portfolio holdings schedules at no charge by calling  1-800-869-1679.

MANAGEMENT OF THE FUND

Leigh Baldwin & Co., LLC, a Delaware limited liability company located at 112 Albany Street, Cazenovia, New York 13035, is the investment adviser for the Fund.  The Adviser has been in existence since 1991.

Leigh Baldwin is also a registered broker-dealer. It is likely that certain of the Fund’s purchases and sale of securities will be conducted through Leigh Baldwin acting as a broker-dealer.  The Fund pays Leigh Baldwin brokerage commissions for executing these transactions, which are separate from, and in addition to, the fees paid by the Fund to Leigh Baldwin for advisory services. As the level of stock trading or option writing increases, the level of commissions paid by the Fund to Leigh Baldwin increases.  The commissions paid to Leigh Baldwin are regularly reviewed and approved by the Independent Trustees of the Fund in accordance with Rule 17e-1 under the 1940 Act.  Since Leigh Baldwin receives compensation based on the number of shares and option contracts traded, there is an incentive to effect as many transactions as possible because as the level of stock trading or options writing increases, the commissions paid by the Fund to Leigh Baldwin also increases. The amount of such commissions may be substantial when compared with such charges for other funds because of the Fund’s options and securities trading strategy.  In addition to executing brokerage transactions for the Fund internally, Leigh Baldwin, acting as the Fund’s investment adviser, may also direct, in its discretion, a portion of the Fund’s brokerage transactions for execution to unaffiliated broker-dealers.  Additionally, the Adviser has adopted compliance policies and procedures to insure that investment opportunities are fairly and equitably allocated among all of the Adviser’s clients so as not to favor any client or group of clients over any other. The Adviser may also receive the distribution and shareholder servicing fees described in the section entitled “Distribution and Service Fees” later in this Prospectus.

Mr. Leigh Baldwin is the Fund’s portfolio manager and has been primarily responsible for the day-to-day management of the Fund since its inception. Mr. Baldwin is the founder, majority owner, and president of the Adviser and has been so since its inception in 1991. Mr. Baldwin graduated from Colgate University in 1983 with a concentration in economics. He has spent twenty years involved in the financial markets, as the owner of brokerage firms, a financial advisor, and a securities trader.

The Fund’s Statement of Additional Information provides information about the portfolio manager’s experience, compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of Fund shares.

The Fund is authorized to pay the Adviser an annual management fee equal to 0.45% of the Fund’s average daily net assets. Pursuant to an Expense Limitation Agreement, the Adviser has contractually agreed to defer its advisory fees and/or to reimburse the Fund’s expenses, at least until October 31, 2019, to the extent necessary to keep the Fund’s ordinary operating expenses (exclusive of any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expenses on securities sold short, underlying fund fees, 12b-1 fees and expenses, or extraordinary expenses such as litigation) no higher than 1.75% of the Fund’s average daily net assets.  To the extent the Adviser defers such fees and/or reimburses such expenses, the Adviser may recoup from the Fund such amounts in future years on a rolling three year basis (within the three years after the fees have been deferred or expenses reimbursed) if such recoupment can be achieved within the foregoing expense limits.  Only the Board may terminate the Expense Limitation Agreement.

PURCHASING FUND SHARES

Determination of Net Asset Value

Shares of the Fund are sold at net asset value (“NAV”).  The Fund’s NAV per share is determined by adding the value of all the Fund’s securities, cash, and other assets, including accrued interest and dividends, less all liabilities, including accrued expenses, and then dividing by the total number of shares outstanding.  The Fund’s NAV changes every day.  The NAV is determined each business day following the close of trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern Time (“ET”)) Monday through Friday, exclusive of Dr. Martin Luther King, Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, Christmas Day and New Year’s Day. On occasion, the NYSE will close before 4:00 p.m. ET.  When that happens, the Fund’s NAV will be calculated as of the time the NYSE closes.

Securities held by the Fund for which market quotations are readily available are valued at current market value.  If market prices are not available or, in the Adviser’s opinion, market prices do not reflect fair value, or if an event occurs after the close of trading (but prior to the time the NAV is calculated) that materially affects fair value, the Adviser will value the Fund’s assets at their fair value according to policies approved by, and under the ultimate supervision of, the Fund’s Board of Trustees.  For example, if trading in a portfolio security is halted as permitted by the Securities and Exchange Commission (“SEC”) and does not resume before the Fund calculates its NAV, the Adviser may need to price the security using the Fund’s fair value pricing policies.  Without a fair value price, short term traders could take advantage of the arbitrage opportunity and dilute the NAV of long term investors.  Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short term traders.  The Board of Trustees will review all securities fair valued by the Adviser on an ongoing basis.

Contingent Deferred Sales Charge (“CDSC”): The Fund’s shares that are bought and held less than one year from the date of purchase are subject to a CDSC equal to 1.00% of the offering price.  The sales commission payable to investment dealers in connection with sales of shares of the Fund is described under “Distribution and Service Fees” below.

CDSC Waivers: CDSCs are waived for certain redemptions from tax-deferred retirement plans.  The CDSC is also waived following the death of a beneficial owner of shares (a death certificate and other applicable documents may be required).  The Board may also approve other waivers.

Purchasing Fund Shares

Purchase requests received by the Fund’s transfer agent in good order before the close of the NYSE (normally 4:00 p.m. ET) will receive the NAV calculated that day.  Purchase requests received by the Fund’s transfer agent after the close of the NYSE will receive the NAV calculated following the close of the NYSE on the next following business day.  The Fund reserves the right at its sole discretion to reject purchase orders when, in the judgment of management, such rejection is in the best interest of the Fund.

Opening An Account

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for other identifying documents or information.  We may not be able to open your account or complete a transaction for you until we are able to verify your identity.

Initial Investments:  When making your initial purchase request, make sure your request is in good order. “Good order” means that your purchase request includes the name of the purchaser, the dollar amount of shares to be purchased, a completed account application, and a check payable to the Leigh Baldwin Total Return Fund. Send the application and check via U.S. Mail or overnight courier to Leigh Baldwin Total Return Fund, c/o Mutual Shareholder Services Inc., 8000 Town Centre Drive, Suite 400, Broadview Heights, OH  44147.

Initial purchase of shares of the Fund may be made by application submitted to the Fund’s transfer agent by mail or in person. A check made out to the Leigh Baldwin Total Return Fund for the initial share purchase should be included with the account application. The minimum purchase of shares is $1,000. For the convenience of investors, an Account Application is included in every request for a Prospectus. To receive this information, visit our website at http://www.leighbaldwin.com, call the Fund’s transfer agent toll free at 1-800-869-1679, or write to the Fund, c/o Mutual Shareholder Services Inc., 8000 Town Centre Drive, Suite 400, Broadview Heights, OH  44147.  You also may make your initial purchase by wiring federal funds from your bank, which may charge you a fee for doing so.  To wire money, you must call the Fund’s transfer agent at 1-800-869-1679 to notify the Fund of your purchase and obtain an account number and wire instructions.

Wire orders will be accepted only on a day on which the Fund, the custodian, and the transfer agent are open for business.  A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund.  Any delays that may occur in wiring money, including delays that may occur in processing by the banks, are not the responsibility of the Fund or the transfer agent.  The Fund presently charges no fee for the receipt of wired funds, but the Fund may charge shareholders for this service in the future.

The Fund reserves the right at its sole discretion to terminate the offering of its shares made by this Prospectus at any time and to reject purchase applications when, in the judgment of management, such termination or rejection is in the best interest of the Fund.

Subsequent Purchases: Subsequent purchases may be made by mail, wire, or in person.  A subsequent purchase is in good order when your purchase request includes the name of the account holder, the dollar amount of shares to be purchased, and a check payable to the Leigh Baldwin Total Return Fund. The minimum subsequent purchase is $100.  You may also purchase shares of the Fund by wiring federal funds from your bank, which may charge you a fee for doing so.  To wire money, you must call the Fund’s transfer agent, at 1-800-869-1679 to notify the Fund of your purchase and obtain wire instructions.

REDEEMING FUND SHARES

Redemption Requirements

Shareholders may redeem all or any part of their shares on any day the Fund is open for business.  To sell Fund shares, call the Fund’s transfer agent at 888-217-5426 or send written instructions, signed by the shareholder(s) with the proper signature guarantee, if applicable, via U.S. Mail or overnight courier to Leigh Baldwin Total Return Fund, c/o Mutual Shareholder Services Inc., 8000 Town Centre Drive, Suite 400, Broadview Heights, OH  44147.

A signature guarantee is designed to protect the Fund and its shareholders from fraud.  A signature guarantee is required to redeem shares in the following situations:

•

The redemption is for more than $25,000.

•

The proceeds are to be mailed to an address other than the registered address of record.

•

A change of address request has been received by the Transfer Agent within the last 15 days.

•

Ownership of the account has changed.

A signature guarantee verifies the authenticity of the shareholders signature and the guarantor must be an eligible guarantor.  To be eligible, the guarantor must be a participant in the STAMP program (a Securities Transfer Agents Medallion Program) or the Stock Exchange Medallion Program.  Signature guarantees can be obtained from most banks, savings and loan associations, trust companies, credit unions, broker/dealers, and FINRA member firms.  The Fund will not make checks payable to any person other than the shareholder(s) of record or financial intermediaries for the benefit of shareholder(s) of record.

Redemption Price

The redemption price is the NAV next determined after notice is received by the Fund for redemption of shares, minus the amount of any applicable redemption fee. The proceeds received by the shareholder may be more or less than his/her cost of such shares, depending upon the NAV at the time of redemption and the difference should be treated by the shareholder as a capital gain or loss for federal and state income tax purposes.

Redemption Fee/Market Timing

The Fund discourages and does not accommodate market timing.  Market timing is an investment strategy using frequent purchases and redemptions and/or exchanges in an attempt to profit from short term market movements.  Market timing may result in dilution of the value of Fund shares held by long term shareholders, disrupt portfolio management, and increase Fund expenses for all shareholders.  The Board of Trustees has adopted a policy requiring the Fund’s transfer agent to monitor shareholder activity for purchases and redemptions and/or exchanges that reasonably indicate market timing activity.  The transfer agent does not employ an objective standard and may not be able to identify all market timing activity or may misidentify certain trading activity as market timing activity.  The Board of Trustees also has adopted a redemption policy to discourage short term traders and/ or market timers from investing in the Fund.  A 2% fee will be assessed against investment proceeds withdrawn within 5 business days of investment. Shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last.  The redemption fee is intended to offset the costs associated with short-term shareholder trading and is retained by the Fund.  The redemption fee is applied uniformly in all cases.  While the Fund attempts to deter market timing, there is no assurance that it will be able to identify and eliminate all market timers.  For example, certain accounts called “omnibus accounts” include multiple shareholders.  Omnibus accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated is not known by the Fund.  The netting effect often makes it more difficult to apply redemption fees, and there can be no assurance that the Fund will be able to apply the fee to such accounts in an effective manner.  Brokers maintaining omnibus accounts with the Fund have agreed to provide shareholder transaction information, to the extent known to the broker, to the Fund upon request.  If the Fund becomes aware of market timing in an omnibus account, it will work with the broker maintaining the omnibus account to identify the shareholder engaging in the market timing activity.  In addition to the redemption fee, the Fund reserves the right to reject any purchase order for any reason, including purchase orders that it does not think are in the best interest of the Fund or its shareholders or if the Fund thinks that trading is abusive.

Redemption Payment

Payment of redemptions by the Fund will be made no later than 7 days after tender. However, the Fund may suspend the right of redemption or postpone the date of payment if: the NYSE is closed for other than customary weekend or holiday closings, trading on the NYSE is restricted as determined by the SEC, the SEC has permitted such postponement, or the SEC has determined that an emergency exists. The Fund intends to make payments in cash, however, the Fund reserves the right to make payments in kind. It should be noted that shareholders will incur brokerage costs when selling the securities received as part of an in kind distribution. Shareholders would also have continuing market risk by holding these securities. The Fund will not issue in kind redemptions using illiquid securities.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

Dividends and Distributions

The Fund typically distributes substantially all of its net investment income in the form of dividends and taxable capital gains to its shareholders.  These distributions are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request.  The Fund expects that its distributions will consist primarily of capital gains.

Taxes

In general, selling or exchanging shares of the Fund and receiving distributions (whether reinvested or taken in cash) are taxable events.  Depending on the purchase price and the sale price, you may have a gain or a loss on any shares sold.  Any tax liabilities generated by your transactions or by receiving distributions are your responsibility. You may want to avoid making a substantial investment when the Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares.

Early each year, the Fund will mail to you a statement setting forth the federal income tax information for all distributions made during the previous year.  If you do not provide your taxpayer identification number, your account will be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.  Because each investor’s tax circumstances are unique, please consult with your tax adviser about your investment.

DISTRIBUTION AND SERVICE FEES

The Fund has adopted a plan under Rule 12b-1 of the 1940 Act that allows the Fund to pay distribution and service fees annually for the sale and distribution of shares and servicing of shareholders (“12b-1 fees”). The Fund pays distribution fees of 0.75% of the Fund’s average daily net assets to Leigh Baldwin, as the Fund’s distributor.  The Fund also pays shareholder servicing fees to Leigh Baldwin in the amount of 0.25% of the Fund’s average daily net assets.  Because these fees are paid from Fund assets on an ongoing basis, they will increase your cost over time and may cost you more than paying other types of sales charges.  The 12b-1 fees may be paid to other broker-dealers or financial institutions for providing certain services to shareholders.  Distribution and service fees are subject to the limitations contained in the sales charge rule of the Financial Industry Regulatory Authority.

In connection with sales of Fund shares, a dealer may receive sales charges and Fund distribution and service fees as described below.  Sales charges, distribution fees, and service fees paid to investment dealers may vary.  In addition, the principal underwriter, out of its own resources, may make cash payments to certain dealers who provide marketing support, transaction processing and/or administrative services, and, in some cases, include the Fund in specialized selling programs.  Payments made by the principal underwriter to a dealer may be significant and are typically in the form of fees based on Fund sales, assets, transactions processed, and/or accounts attributable to that dealer. Dealers also may receive amounts from the principal underwriter in connection with educational or due diligence meetings that include information concerning the Fund.  The principal underwriter may pay or allow other promotional incentives or payments to dealers to the extent permitted by applicable laws and regulations.

Certain dealers that maintain “street name” or omnibus accounts provide sub-accounting, recordkeeping, and/or administrative services to the Fund and are compensated for such services by the Fund.  As used in this Prospectus, the term “dealer” includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, their designated intermediaries, and any other firm having a selling, administration, or similar agreement with the principal underwriter or its affiliates.

FINANCIAL HIGHLIGHTS

The following table is intended to help you better understand the Fund’s financial performance since its inception. Certain information reflects financial results for a single Fund share. Total return represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information was audited by Sanville & Company, whose report, along with the Fund’s financial statements, are included in the Fund’s annual report, which is available upon request.

	Year	Period *
	ended	ended
	6/30/2010	6/30/2009

Net Asset Value, Beginning of Period	$8.94	$10.00

Income From Investment Operations:
Net Investment Income **	0.20	0.26
Net Gain (Loss) on Securities (Realized and Unrealized)	(0.11)	(1.15)
Total from Investment Operations	0.09	(0.89)

Distributions
Net Investment Income	(0.20)	(0.17)
Realized Gains	(0.30)	-
Total from Distributions	(0.50)	(0.17)

Net Asset Value, End of Period	$8.53	$8.94

Total Return ***	0.82%	(8.80)%	(a)

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 3,324	$ 1,631
Before Reimbursement:
Ratio of Expenses to Average Net Assets	5.94%	16.14%	(b)
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.94)%	(11.24)%	(b)
After Reimbursement:
Ratio of Expenses to Average Net Assets	1.75%	1.75%	(b)
Ratio of Net Investment Income (Loss) to Average Net Assets	2.25%	3.15%	(b)
Portfolio Turnover	417.96%	195.12%

* For the Period August 1, 2008 (commencement of investment operations) through June 30, 2009
** Per share net investment income has been determined on the basis of average number of shares outstanding during the period.
*** Assumes reinvestment of dividends.
(a) Not annualized
(b) Annualized

PRIVACY POLICY

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources.  In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

Categories of Information the Fund Collects

The Fund collects the following nonpublic personal information about you:

•

Information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

•

Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

Categories of Information the Fund Discloses

The Fund does not disclose any nonpublic personal information about their current or former shareholders to affiliated or unaffiliated third parties, except as required or permitted by law.  The Fund is permitted by law to disclose all of the information they collect, as described above, to their service providers (such as the Fund’s custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

Confidentiality and Security

The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you.  The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

FOR MORE INFORMATION

Several additional sources of information are available to you.  The Statement of Additional Information (“SAI”), incorporated into this Prospectus by reference, contains detailed information on the Fund’s policies and operations including policies and procedures relating to disclosure of the Fund’s portfolio.  Annual and semi-annual reports will contain management’s discussion of market conditions and investment strategies that significantly affected the Fund’s performance results as of the Fund’s latest semi-annual or annual fiscal year end.

Call the Fund’s transfer agent toll free: 1-800-869-1679 to request free copies of the SAI and the Fund’s annual and semi-annual reports or to request other information about the Fund and to make shareholder inquiries.  You may also visit our website at http://www.leighbaldwin.com for this information.

You may review and copy information about the Fund (including the SAI and other reports) at the Securities and Exchange Commission (“SEC”) Public Reference Room in Washington, D.C.  Call the SEC at (202) 551-8090 for room hours and operation.  You may also obtain reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street N.E., Washington, D.C. 20549-5009.

Investment Company Act File No. 811-21532